INSPIRED


INSPIRED
CENTURION
INSPIRED

Investor Presentation – Inspired Entertainment, Inc. (INSE)

June 2017

Legal Matters/ Non-GAAP Financial Disclosures

INSPIRED

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding expectations about future business plans, prospective performance and opportunities. These forward-looking statements may include statements relating to the future financial performance of the Company; the market for the Company's products and services; expansion plans and opportunities, including future acquisitions or additional business combinations; and other statements preceded by, followed by or that include the words "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" or similar expressions. These forward-looking statements are based on current expectations and assumptions of management and are subject to risks, uncertainty and changes in circumstances that could cause the actual events and results in future periods to differ materially from current expectations and those expressed or implied by these forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. These risks, uncertainties and changes in circumstances include, among others, the ability to recognize the anticipated benefits of the recently completed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth and profitability; adverse changes in economic, business, political, and/or competitive factors; the ability to retain key customers, key suppliers and key personnel; the impact of adverse changes in applicable gaming regulations and taxation regimes, including possible reductions in the U.K. of certain maximum bets permitted on many gaming terminals (currently under consideration as part of the U.K. Gambling Commission's triennial review) and recent unexpected gaming tax increases in Italy; the ability to fund significant up front capital expenditures that may be required to bid on certain new contracts; the possible delisting of our common stock from NASDAQ if we are not in compliance with certain minimum shareholder-number milestones through September 17, 2017; the impact of price controls, capital controls and increased difficulties in collecting accounts receivable in Greece; any disruptions or uncertainties arising from Brexit; and factors associated with public company requirements which entail significant cost and complexity. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission (the "SEC"), including our most recent quarterly report filed on May 8, 2017. Forward-looking statements reflect management's current analysis and expectations only as of the date of this presentation, and the Company does not undertake to update or revise these statements, whether written or oral, to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

Investors may obtain free copies of our filings with the SEC, without charge, at the SEC's web site at www.sec.gov. Investors may also obtain free copies of our filings with the SEC by directing a written request to Investor Relations, Inspired Entertainment, Inc., 250 West 57th Street, Suite 2223, New York, NY 10107, or by accessing Inspired's website at www.inseinc.com under the heading "Investors" and then "Financial Results."

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. References to the 2014, 2015 and 2016 fiscal years refer to the fiscal years ended September 27, 2014, September 26, 2015 and September 24, 2016, respectively. References to 2017 and 2018 refer to the fiscal year ending September 30, 2017 and September 30, 2018, respectively. All information presented for quarterly periods, including for the quarter ended December 31, 2016, is unaudited.

This presentation contains certain financial measures that are not in accordance with generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because they are widely used measures of performance and bases for valuation of companies in our industry.

EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of one-time items including pre-opening expenses, impairments and other losses, gains and losses on non-operating assets and liabilities, discontinued operations, transaction fees and transition expenses related to acquired operations and charges relating to discontinued legacy programs and unusual, non-recurring activities. Uses of cash flows that are not reflected in Adjusted EBITDA include capital expenditures, interest payments, income taxes, debt principal repayments, and certain regulatory gaming assessments which can be significant. Operating Free Cash Flow represents Adjusted EBITDA less maintenance capital expenditures, change in working capital and income taxes. Adjusted Net Income represents net income before gain or loss from non-core assets. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as GAAP revenue, adjusting for hardware sales that are sold at nil margin, with the intention of securing longer term recurring revenue streams. For the years ending September 24, 2016 and earlier, this metric also removed analogue sales on the basis these were no longer considered core to the Company.

The disclosure of EBITDA, Adjusted EBITDA, Operating Free Cash Flow, Adjusted Net Income, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not as a substitute, or superior to, net income, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with GAAP.

Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of exchange rate differences between periods used for the translation, we also present results on a Constant Currency basis which is a non-GAAP measure that assumes a constant exchange rate between periods for translation. The currency impact has been calculated as current period GBP:USD rate used less the equivalent rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference is therefore calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for constant currency movement.

The Opportunity

INSPIRED

1. Stable, contracted recurring revenue from market-leading Server Based Gaming combined with high-growth, high-margin Virtual Sports
2. Leading player in Server Based Gaming with contracted long-term customers will complement expansion in several major markets (UK, Italy, Greece, China, North America…)
3. Leadership in fast-growing Virtual Sports (over $10 billion of handle) positions the company to introduce its digital products to new jurisdictions
4. All digital, omni-channel platform offers best-in-class technology, creates high barriers to entry and provides opportunities for organic growth as well as acquisitions
5. Meaningful expansion opportunities in North America for lottery, gaming and regulated online / mobile
6. Seasoned management team whose past leadership includes growing a diversified global gaming technology company
7. Revenue and EBITDA growth poised to accelerate

Historical and Projected Revenue and EBITDA

INSPIRED

Adjusted EBITDA is projected to grow at ~26% CAGR on a constant currency basis from FY 2016 to FY 2018 supported by a recurring revenue base representing approximately 95% of total sales



Historical Adjusted Revenue(1)
Guidance(2) Adjusted Revenue
(US$ in millions, Fiscal Year End September)
$123.4
$121.3
$119.8
$112.2
$93.2
$97.8
$103.6
$106.5
$118.5
$150.0
FY14A
FY15A
FY16A
LTM Q2 '17
FY17E
FY18E
Constant FX
Actual FX



Historical Adjusted EBITDA(3)
Guidance(2) Adjusted EBITDA
(US$ in millions, Fiscal Year End September)
25.2%
33.1%
34.8%
33.4%
35.7%
38.3%
$31.1
$40.2
$41.6
$37.6
$23.5
$32.4
$36.0
$35.5
$42.3
$57.5
FY14A
FY15A
FY16A
LTM Q2 '17
FY17E
FY18E
Constant FX
Actual FX
Adjusted EBITDA Margin(4)

Note: Figures presented based on US GAAP. Historical constant FX and guidance figures based on 1.25 USD / £ exchange rate.
(1) Adjusted Revenue is calculated as reported revenue less nil margin hardware sales and revenue from discontinued operations.
(2) Figures represent midpoint of guidance.
(3) Adjusted EBITDA excludes EBITDA from discontinued operations and related contracts.
(4) Calculated as Adjusted EBITDA as a percentage of Adjusted Revenue.

Unified Digital Gaming Platform

INSPIRED

Inspired's digital platform positions the company well to participate in global growth

Server Based Gaming

- Leading provider of Server Based Gaming ("SBG") systems and terminals
- Currently has 25,000 SBG terminals live and more than 5,000 contracted
- E-Table gaming platforms including "Sabre" multi-win roulette and casino Storm terminals
- Leader in the UK with ~50% of machine volume and #3 in Italy
- International retail and lottery venues in Italy, Greece, China and Latin America

Key Customers

William Hill, Betfred, HBG gaming, gamenet, Lottomatica Group, Sisal, opap, Paddy Power, Cogetech, Gala Coral Group, Genting

Virtual Sports

Key Customers

William Hill, Snai, Alibaba Group, AGTech, Ladbrokes PLC, Betfred, Lottomatica Group, Sisal, opap, Paddy Power, Sky Betting & Gaming, Carnival, Caesars Entertainment, Golden Nugget, bet365

- Retail Virtual Sports includes widest range of sports, races and numbers games (e.g., English football, tennis, bike, car, dog and horse racing, darts, cricket etc.)
- Global leader in mobile and retail virtuals
- Live in over 35,000 retail venues, 200+ websites and over 35 countries globally
- #1 global provider of Virtual Sports games globally with over 95% of all installs
- Mobile Virtual Sports includes licensing of unique game content to third parties
- Contracts with majority of the key regulated online operators
- Leverage presence in existing EU mobile gaming markets to expand into North America and other new jurisdictions



UK SBG
Virtual Sports
International SBG
Mobile Remote Game Server
Video Lottery Terminal
Gaming Technology
Server Based Gaming
Digital Games Platform
INSPIRED

Recurring Revenue From Long-Term Customers

	Server Based Gaming		Virtual Sports	
	Customer	Relationship (in years)	Customer	Relationship (in years)
UK	William Hill	>10	Ladbrokes	>10
	Betfred	>10	William Hill	>10
	Paddy Power	>10	Coral	>10
	Playnation	>10	Betfred	>10
	Gala Coral Group	>10	Paddy Power	>10
	Genting Casino	7	Skybet	10
	Grosvenor Casino	3	Betfair	>3
Italy	Sisal	6	SNAI	7
	Global Starnet	5	Sisal	6
	Lottomatica	4	Lottomatica	6
	Cogetech	4	Cogetech	6
	HBG	2	Intralot	6
	GameNet	1	Eurobet	6
Greece	OPAP	1	OPAP	1
Rest of World	SIS	>10	SIS	>10
	China Sports Lottery / AGTech	5	China Sports Lottery / AGTech	5
	Fortuna Entertainment	>5	Fortuna Entertainment	>5
	Codere	4	Hong Kong Jockey Club	1
	NORSK Tipping	3		

Licensed or Certified Across the Globe and Member of Many Key Industry Associations

History of Inspired

INSPIRED

Since its founding in 2002, Inspired has grown into a leading provider of digital entertainment

2002	Inspired launched as mobile entertainment technology startup with 10 people in central London
2002 to 2006	Inspired acquired Virtual Sports graphics specialist and integrated with core software to launch market leading Virtual Sports betting platform
2006 to 2010	Inspired became UK leader in Server Based Gaming terminals and Virtual Sports betting; first contracts in Italy and China
2010 to 2015	Inspired emerged as worldwide leader in Virtual Sports land-based / mobile and EU leader in Server Based Gaming in multiple markets
Post-2015	Contracts signed in China, North America, Latin America and other EU and Asia; ready for rollout
2016	Inspired Entertainment begins to trade on NASDAQ
2017	Live with Greece Server Based Gaming and Virtual Sports, Nevada Virtual Sports, key contract wins in New Jersey, Michigan, Finland Lottery, and Poland

Worldwide Gaming Revenue

INSPIRED

Inspired's platform is well positioned to take advantage of high-growth in Digital / Online gaming

Global gaming growth has been steady and resilient to economic cycles over the last decade…



(US$ in billions)
CAGR 3.6%
$269bn
$397bn
2005
2016E

Global Gaming and Lottery Net Win or Net Sales[(1)]

…with Digital / Online as the fastest growing gaming segment



(US$ in billions)
CAGR 10.5%
$14bn
$43bn
2005
2016E

Global Digital / Online Gaming[(2)] and Lottery Net Win or Net Sales

Source: H2 Gambling Capital.
Note: Constant 1.11 USD / € exchange rate as of July 13, 2016 (regardless of actual exchange rates during periods presented).
(1) Net win and net sales defined as gross bets / sales less payouts.
(2) Digital / Online gaming includes: (i) interactive horse and sports betting; (ii) interactive gaming (e.g., casino, poker, bingo); and (iii) interactive lottery.

Influencers of Digital Adoption

INSPIRED

- **Governments:** *Opening of new gaming territories – Italy, Greece, Spain, Philippines and China*
- **Distributed Gaming Revenues:** *Expansion of regulated gaming away from relatively few large resort casinos into many more distributed venues*
- **Digital Multi-Channel Offering:** *Replacement of legacy analog machines with larger volume of smart digital devices – retail and mobile*
- **Smartphone / Mobile:** *Rapid adoption of gaming and lottery applications on growing volume of devices*

United Kingdom
Betting Shop



Italy
Arcade and Betting Shop



China
Sports Lottery Shop



United States
Lottery Venues








CONGRATULATIONS!
YOU WON
£9.43

Our Competitive Focus

INSPIRED



Pioneer in Virtual Sports…

- #1 provider of Virtual Sports products globally
- Key product to appeal to millennials, and creates opportunity to grow lottery revenues
- Live in over 35,000 retail venues, 200+ websites and over 35 countries globally
- Exclusive branded content such as Mike Tyson and Rush Football 2™Pending
- Signed an exclusive long term partnership with Carm Productions and The Jockey Club to produce suite of products including Virtual Grand National
- Branded content with Shaquille O'Neal coming soon
- Italian case study: >$1 billion in customer handle from our products in 1st Year
  - — Product launched across ~7,000 retail venues in Italy
  - — Launched across online and mobile platforms
  - — Key products are virtual football and horse racing


INSPIRED

…and Leader in Server Based Gaming

- Leader in UK with 50% of market
- Top 2-3 provider in Italy, Greece and internationally
- 25,000 Server Based Gaming terminals live
  - — More than 5,000 additional machines contracted
- 100+ games integrated on open platform
- Unitary platform approved across multiple jurisdictions
  - — Proven platform stability in Italy
  - — Chinese Academy of Science tested for Chinese regulated terminal markets
  - — GLI approved
  - — G2S ready for North American terminal markets

INSPIRED

Omni-Channel Digital Distribution


SLOTS
VLT
VIRTUAL SPORTS
BINGO
LOTTERY
SOCIAL

CAESARS ENTERTAINMENT GOLDEN NUGGET codere William HILL SNAI NORSK TIPPING opap Alibaba.com 中国体育彩票 CHINA SPORTS LOTTERY

Organic Growth Opportunities

INSPIRED

Retail Virtual Sports	Mobile Virtual Sports	Server Based Gaming	Mobile Video Lottery









Four Core Products, One Common Platform

Virtual Sports

- **Existing Virtuals Customers –** Income growth from key UK and Italian contracts plus cross selling of new products
- **New Virtuals Customers –** Continue track record of winning new customers in existing and new jurisdictions (e.g., Nordic regions)
- **North America –** Expansion of Virtual Sports business into North American market – now live in Nevada and licensed in New Jersey with four contracts signed
- **Asia –** Live in mainland China and Philippines; significant growth upside in mainland China and new regulated markets
- **Mobile –** Remote Gaming Server live in 2015 with organic growth in UK and new markets; significant upside in Asia, China and North America

Server Based Gaming

- **UK –** Steady income growth and new Server Based Gaming terminals in adjacent verticals
- **Italy –** Roll-out of new terminals from recent contract wins
- **Greece (New Jurisdiction) –** Implementing installation of 3,960 terminals in Phase I, encompassing €80 million in GGR
- **Other New Jurisdictions –** Contract signed with significant volume to deploy in 2017 / 2018
  - China
  - European Union
  - Latin America
- **North America –** Significant upside from recent G2S approvals and management's relationships to cultivate new customers

Building a Digital Distributor of Content

INSPIRED



Omni-Channel Platform
Geographies
✓ USA / Canada
✓ ✓ ✓ UK / EU
✓ ✓ China
✓ ✓ Rest of World
Integrated Digital B2B Company
Channels
✓ ✓ ✓ Retail
✓ ✓ Online
✓ ✓ ✓ Mobile
Products
✓ Table Games
✓ ✓ Slots
✓ ✓ ✓ Gaming Terminals
Sports Betting
✓ ✓ ✓ Virtual Sports
✓ Bingo
Poker
✓ Lottery
Social

SBG Business – Key Metrics

INSPIRED

United Kingdom



17,240 B2 terminals installed in UK licensed betting outlets

- 9,347 in William Hill
- 5,293 in Betfred
- 1,404 in Paddy Power

3,489 B3 terminals installed in UK estate

Italy



4,878 terminals in Italian estate

- Expected to increase to over 5,600 by year end

Greece



693 terminals installed in Greek estate as of May 31st, 2017

- 3,960 contracted to be installed during 2017-2018, with probable Phase II additional installs

Note: All data as of March 31, 2017 unless otherwise noted

North American "Virtual Sports Sportsbook" Model


Channel 1 mixed Horses and Greyhounds
Channel 2- Shaq Basketball
Channel 3- Tyson Boxing
INSPIRED
INSPIRED

Basketball – Coming in Late 2017

INSPIRED

Rush Horses GO!

On demand, simple UI, bonus wheel, higher RTP


Betting Screen
In-Game Bonus
Race View
Re-Bet Race
ALL WINS PAY
SPIN THE WHEEL!
YOUR BETS ON THIS RACE
TURBO VIEW
RACE RESULT
FIRST THREE
NOT THIS TIME, TRY AGAIN
RE-BET RACE
OR
NEW RACE

INSPIRED

Rush Soccer Live

In-play Soccer, easily replicated for American Football

The first ever on-demand and in-play Virtual Soccer product. With razor-sharp HD graphics and action-packed commentary, this product offers the most life-like virtual betting experience on the market


CORAL
League Table
CORAL
Correct Score
Both teams to score

Highlights:

- On-demand, in-play, quick bet experience… but players will keep coming back to progress through the season
- Personal to the player – their league and their pace of play
- Full league format with 16 teams
- 8 matches per ‘week’ of the season
- Traditional 1X2 market and 7 additional in-play markets
- 8 matches + match betting + 7 in-play markets + accumulator bets + 30 weeks per season = 100s of betting opportunities
- HD graphics and professional commentary from industry veteran Ian Darke
- Players can watch the matches or play on turbo mode
- Accumulator bets available now and cash-out options coming soon
- Attracts a range of players from mobile sports bettors to casino/table game players

https://rfl-betfred-develop.inggvirtuals.com/

Greek Virtuals: Smooth Deployment Yields Quick Adoption

INSPIRED


play zone



Main Virtual Soccer Screen

Horizontal Screen (Sidescreen)

Launched April 4; now live in 4,600 venues as of May 16th

Best in Class Post-launch Marketing Campaign Across All Media Formats

INSPIRED


ΟΛΑ ΣΤΑ ΚΑΡΒΟΥΝΑ

Greek Virtuals: Initial KPIs

INSPIRED



Turnover and GGR since launch(1)
4-Apr
6-Apr
8-Apr
10-Apr
12-Apr
14-Apr
16-Apr
18-Apr
20-Apr
22-Apr
24-Apr
26-Apr
28-Apr
30-Apr
2-May
4-May
6-May
8-May
10-May
12-May
14-May
16-May
18-May
20-May
22-May
24-May
26-May
28-May
30-May
Turnover YTD
GGR YTD
GGR/Shop/Day

Strong and improving performance since launch

(1) Actual performance, all numbers redacted. Shown in logarithmic scale

Capitalization Table

INSPIRED

(US$ in millions, except per share data)	($)
Cash	13.3
Senior Bank Debt[(1)]	117.0
Capital Lease and Other Obligations[(2)]	4.9
Pension Liability	9.5
Total Long-Term Debt	**$131.4**
Net Debt	*118.1*
Number of Shares[(3)] (in millions)	20.378
Share Price (as of May 31st, 2017)	$12.25
Market Capitalization	**$249.6**
Implied Enterprise Value	**$367.7**
2017E Adjusted EBITDA	$42.3
2018E Adjusted EBITDA	$57.5
Total Long-Term Debt / 2017E Adjusted EBITDA	3.1x
Net Debt / 2017E Adjusted EBITDA	2.8x
Implied EV / 2017E Adjusted EBITDA	8.7x
Implied EV / 2018E Adjusted EBITDA	6.4x

Note: Balance Sheet items are as of March 31st, 2017
(1) Bank debt is denominated in GBP. Debt balance presented is USD equivalent
(2) Includes other long-term obligations
(3) Excludes any unvested management incentive share awards

Risk Factors

INSPIRED

Among others:

- the ability to recognize the anticipated benefits of the recently completed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth and profitability;
- adverse changes in economic, business, political, and/or competitive factors;
- the ability to retain key customers, key suppliers and key personnel;
- the impact of adverse changes in applicable gaming regulations and taxation regimes, including possible reductions in the U.K. of certain maximum bets permitted on many gaming terminals (currently under consideration as part of the U.K. Gambling Commission's triennial review) and recent unexpected gaming tax increases in Italy;
- the ability to fund significant up front capital expenditures that may be required to bid on certain new contracts;
- the possible delisting of our common stock from NASDAQ if we are not in compliance with certain minimum shareholder-number milestones through September 17, 2017;
- the impact of price controls, capital controls and increased difficulties in collecting accounts receivable in Greece;
- any disruptions or uncertainties arising from Brexit;
- factors associated with public company requirements which entail significant cost and complexity.

Please see our discussion of these factors and others in our filings with the SEC, including our most recent quarterly report filed on May 8, 2017.

The Opportunity

1. **Stable, contracted recurring revenue** from market-leading Server Based Gaming combined with high-growth, high-margin Virtual Sports
2. **Leading player in Server Based Gaming** with contracted long-term customers will complement expansion in several major markets (UK, Italy, Greece, China, North America…)
3. **Leadership in fast-growing Virtual Sports** (over $10 billion of handle) positions the company to introduce its digital products to new jurisdictions
4. **All digital, omni-channel platform** offers best-in-class technology, creates high barriers to entry and provides opportunities for organic growth as well as acquisitions
5. **Meaningful expansion opportunities in North America** for lottery, gaming and regulated online / mobile
6. **Seasoned management team** whose past leadership includes growing a diversified global gaming technology company
7. **Revenue and EBITDA growth poised to accelerate**